Exhibit 99.1

VIAVI Solutions Agrees to Acquire Spirent Communications to Create a Leading Provider of Test, Assurance and Security Solutions for Research and Development Labs, Service Providers, Data Centers and Mission-Critical Infrastructure

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Highly complementary and synergistic product portfolios to enable delivery of high-performance, integrated solutions for networking and mission-critical applications, including 5G and 6G wireless infrastructure

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Complementary nature of products and technologies to provide diversification and accelerated growth in attractive, adjacent verticals, such as cloud service providers, enterprise/IT networks, 5G private networks, 6G+ and positioning, navigation and timing verticals

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Greater engineering, research and development and design capabilities to accelerate new technology development and product innovation, in particular with regard to artificial intelligence and machine learning, security, cloud-native architecture and automation

•	Operational efficiencies anticipated to result in annual run-rate cost synergies of up to $75 million approximately two years after the completion of the Acquisition

•	Anticipate utilizing US net operating losses to lower the combined group’s blended non-GAAP tax rate

•	Silver Lake to make $400 million long-term strategic investment in VIAVI Solutions in connection with the Acquisition

CHANDLER, Ariz. & LONDON, March 5, 2024 – VIAVI Solutions (“VIAVI”) (NASDAQ: VIAV), a leading provider of communications test, measurement and optical technologies, and Spirent Communications plc (“Spirent”) (LSE: SPT), a global provider of automated test and assurance solutions for networks, cybersecurity and positioning, today announced an agreement on the terms of a cash offer for Spirent which the Spirent Board intends to unanimously recommend (the “Acquisition”). The Acquisition price values Spirent at approximately £1,005 million, or $1,277 million based on the British pound sterling to
U.S. dollar exchange rate on March 4, 2024.

Under the terms of the Acquisition, Spirent Shareholders will receive 172.5 pence per Spirent share in cash (the Acquisition price). Spirent Shareholders will also receive a special dividend of 2.5 pence per Spirent share in lieu of a final dividend for the year ended December 31, 2023. The Acquisition is expected to close during the second half of 2024, subject to shareholder approvals and other customary closing conditions, including Spirent Shareholder approval and certain regulatory closing approvals. The Spirent Directors who hold shares of Spirent have signed irrevocable agreements in support of the Acquisition.

Spirent provides products, services and managed solutions that address the test, assurance and automation challenges of technologies, including 5G, software-defined wide area networks (“SD-WAN”), cloud and autonomous vehicles. Spirent’s international positioning, navigation and timing business also addresses the needs of customers in research and development, verification and integration testing, including the testing of hybrid positioning and sensor fusion under real-world conditions. Spirent’s strategy is built on three pillars—customer-centricity, innovation for growth and operational excellence. Spirent is executing on this strategy to further develop its offerings into live networks, increasing its recurring revenue streams and providing value-added services and solutions across the product portfolio.

“The Spirent Board intends to unanimously recommend this all-cash offer, which not only represents an attractive outcome for Spirent Shareholders, but also provides a significant opportunity for employees, customers and other stakeholders through what is a highly strategic and highly complementary combination,” said Sir Bill Thomas, Chairman of Spirent. “With its strong management team, global scale and the cultural alignment between our businesses, we are confident that in VIAVI, we have found the right owner to take Spirent on to the next phase of its growth story.”

“Combining with VIAVI brings together a highly complementary product offering which can be marketed globally,” said Eric Updyke, Chief Executive Officer of Spirent. “It will enable Spirent to build on the strategic progress we have made to date, with a partner that has the scale and resources to capitalize on the long-term growth opportunities ahead. The combination of VIAVI and Spirent creates a stronger business that will be better able to compete, and we are confident in the opportunities this will bring for our stakeholders.”

“VIAVI is proud to help enable its global customers to pursue innovation across the wide range of industries it serves,” said Oleg Khaykin, President and CEO of VIAVI. “Combining our leading communications test and measurement and optical technologies and Spirent’s high-performance testing and assurance solutions is expected to deliver enhanced product solutions and applications, accelerate growth in new markets and strengthen innovation through expanded engineering and design capabilities. Further, we are uniting two teams with a shared passion for developing compelling and cutting-edge offerings for customers and a commitment to technological excellence. We are pleased to welcome a strategic, long-term investment from Silver Lake in connection with the Acquisition. Silver Lake has an outstanding track record of supporting leading technology companies through both organic growth investments and scale acquisitions.”

VIAVI believes, due to the complementary nature of the respective businesses, there is a compelling strategic and financial rationale for the Acquisition, as it is expected to:

Create a leading provider of test, assurance and security solutions for research and development labs, service providers, data centers and mission-critical infrastructure
•	Merging the highly complementary product portfolios and services will enable the combined group to deliver solutions for various markets and applications.

Provide diversification and accelerated growth in attractive, adjacent market verticals
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The combination of VIAVI and Spirent’s current and future product offerings will position the combined group to bring to market innovative solutions across high-growth cloud service providers, enterprise/IT networks, 5G private networks, 6G+ and positioning, navigation and timing verticals.

Achieve greater engineering, research and development and design capabilities to accelerate new technology development and product innovation
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VIAVI believes that building on the combined expertise of the engineering, research and development and design teams of both VIAVI and Spirent will result in greater engineering, research and development and design capabilities to accelerate new technology development and product innovation, in particular with regard to artificial intelligence and machine learning, security, cloud-native architecture and automation.

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Further, the combined group will benefit from additional financial and operational resources to continue its leadership in research and development and to deliver products to new verticals to help customers solve their most difficult challenges.

Achieve greater operating leverage and generate cost synergies
•	Operational efficiencies anticipated to result in annual run-rate cost synergies of up to $75 million approximately two years after the completion of the Acquisition.
•	VIAVI anticipates utilizing its US net operating losses to lower the combined group’s blended non- GAAP tax rate.
•	VIAVI will prioritize debt paydown utilizing free cash flow generation after the completion of the Acquisition to lower leverage ratios towards 4.0x gross and 3.0x net over the long term.

The Acquisition will be funded by VIAVI’s existing cash, a fully committed $800 million 7-year term loan from Wells Fargo Bank, N.A. and a $400 million investment from Silver Lake in the form of a fully committed senior convertible note. In connection with the Silver Lake investment, Ken Hao, Chairman and a Managing Partner of Silver Lake will join the VIAVI Board of Directors. In addition, VIAVI obtained a $100 million 5-year revolving credit facility (unfunded at close), committed by Wells Fargo Bank, N.A., to provide additional financial flexibility.

More information (including the official offer announcement) and further information about the Acquisition can be found at https://investor.viavisolutions.com/overview/default.aspx.

Advisors

Qatalyst Partners is serving as lead financial advisor to VIAVI and Bidco, and Wells Fargo Securities is serving as financial advisor to VIAVI and Bidco. Fried, Frank, Harris, Shriver & Jacobson LLP is serving as legal advisor to VIAVI and Bidco. Rothschild & Co is serving as financial advisor and UBS and Jefferies are serving as financial advisor and corporate broker to Spirent. Linklaters LLP is serving as its legal advisor.

About VIAVI Solutions

VIAVI (NASDAQ: VIAV) is a global provider of network test, monitoring and assurance solutions for telecommunications, cloud, enterprises, first responders, military, aerospace and railway. VIAVI is also a leader in light management technologies for 3D sensing, anti-counterfeiting, consumer electronics, industrial, automotive, government and aerospace applications. In 2023, we celebrate over 100 years of Network Transformation and Optical Innovation. Learn more about VIAVI at www.viavisolutions.com.
Follow us on VIAVI Perspectives, LinkedIn and YouTube.

About Spirent Communications plc

Spirent Communications plc (LSE: SPT) is the leading global provider of automated test and assurance solutions for networks, cybersecurity and positioning. The Company provides innovative products, services and managed solutions that address the test, assurance and automation challenges of a new generation of technologies, including 5G, SD-WAN, Cloud, autonomous vehicles and beyond. From the lab to the real world, Spirent helps companies deliver on their promise to their customers of a new generation of connected devices and technologies. Further information about Spirent Communications plc can be found at https://corporate.spirent.com/.

Important Notices

Qatalyst Partners LP, which is authorized by the Securities and Exchange Commission and regulated by the Financial Industry Regulatory Authority and the Securities and Exchange Commission in the US, is acting exclusively as financial advisor to VIAVI and Bidco and will not be responsible to anyone other than VIAVI and Bidco for providing the protections afforded to its client, or for providing advice in relation to the matters set out in this press release. No representation or warranty, express or implied, is made by Qatalyst Partners LP as to the contents of this press release.

Wells Fargo Securities, LLC, a subsidiary of Wells Fargo & Company, which is authorized by the Securities and Exchange Commission and regulated by the Financial Industry Regulatory Authority and the Securities and Exchange Commission in the USA, is acting exclusively as financial advisor to VIAVI and Bidco and will not be responsible to anyone other than VIAVI and Bidco for providing the protections afforded to its client, or for providing advice in relation to the matters set out in this press release.

N.M. Rothschild & Sons Limited (“Rothschild & Co”), which is authorized and regulated by the Financial Conduct Authority in the UK, is acting exclusively as financial advisor to Spirent and no one else in connection with the Acquisition and will not be responsible to anyone other than Spirent for providing the protections afforded to clients of Rothschild & Co nor for providing advice in connection with the Acquisition or any matter referred to herein. Neither Rothschild & Co nor any of its affiliates (nor their respective directors, officers, employees or agents) owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Rothschild & Co in connection with this press release, any statement contained in this press release, the acquisition of Spirent or otherwise. No representation or warranty, express or implied, is made by Rothschild & Co as to the contents of this press release.

UBS AG London Branch (“UBS”) is authorized and regulated by the Financial Market Supervisory Authority in Switzerland. It is authorized by the Prudential Regulation Authority and subject to regulation by the Financial Conduct Authority and limited regulation by the Prudential Regulation Authority in the UK. UBS is acting exclusively as corporate broker and financial advisor to Spirent and no one else in connection with the Acquisition. In connection with such matters, UBS will not regard any other person as its client, nor will it be responsible to any other person for providing the protections afforded to its clients or for providing advice in relation to the Acquisition, the contents of this press release or any other matter referred to herein.

Jefferies International Limited (“Jefferies”) is authorized and regulated in the UK by the Financial Conduct Authority. Jefferies is acting exclusively as financial advisor and corporate broker to Spirent and no one else in connection with the Acquisition and will not be responsible to anyone other than Spirent for providing the protections afforded to clients of Jefferies nor for providing advice in connection with the Acquisition or any matter referred to herein. Neither Jefferies nor any of its affiliates (nor their respective directors, officers, employees or agents) owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Jefferies in connection with this press release, any statement contained in this press release, the Acquisition or otherwise. No representation or warranty, express or implied, is made by Jefferies as to the contents of this press release.

This press release is for information purposes only and is not intended to, and does not, constitute or form part of any offer to sell, or an invitation to purchase, any securities or the solicitation of an offer to buy any securities, or of any vote or any approval in any jurisdiction, pursuant to the Acquisition or otherwise.

This press release is not an advertisement and does not constitute a prospectus or prospectus equivalent document.

Overseas Shareholders

Unless otherwise determined by Bidco or required by the Takeover Code, and permitted by applicable law and regulation, the Acquisition shall not be made available, directly or indirectly, in, into, or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction and no person may vote in favour of the Acquisition by any such use, means, instrumentality or form within a Restricted Jurisdiction or any other jurisdiction if to do so would constitute a violation of the laws of that jurisdiction. Accordingly, copies of this press release and all documents relating to the Acquisition are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed, or sent in, into, or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction, and persons receiving this press release and all documents relating to the Acquisition (including custodians, nominees, and trustees) must not mail or otherwise distribute or send them in, into, or from such jurisdictions where to do so would violate the laws in that jurisdiction. To the fullest extent permitted by applicable law, the companies and persons involved in the Acquisition disclaim any responsibility or liability for the violation of such restrictions by any person.

The Acquisition shall be subject to the applicable requirements of English law, the Takeover Code, the Panel, the London Stock Exchange, and the Financial Conduct Authority.

Additional Information for US Investors

The Acquisition relates to shares of a UK company and is proposed to be effected by means of a scheme of arrangement under the laws of England and Wales. A transaction effected by means of a scheme of arrangement is not subject to the tender offer rules or the proxy solicitation rules under the US Exchange Act.

Accordingly, the Acquisition is subject to the disclosure and procedural requirements applicable in the UK to schemes of arrangement which differ from the disclosure requirements of US tender offer and proxy solicitation rules.

Neither the US Securities and Exchange Commission nor any US state securities commission has approved or disapproved or passed judgment upon the fairness or the merits of the Acquisition or determined if this press release is adequate, accurate or complete. Any representation to the contrary is a criminal offence in the US.

However, if Bidco were to elect to implement the Acquisition by means of a takeover offer, such Takeover Offer would in addition need to be made in compliance with any applicable US laws and regulations, including any applicable exemptions under the US Exchange Act. Such a takeover would be made in the US by Bidco and no one else.

In the event that the Acquisition is implemented by way of a takeover offer, in accordance with normal UK practice and pursuant to Rule 14e-5(b) of the US Exchange Act, Bidco or its nominees, or its brokers (acting as agents), may from time to time make certain purchases of, or arrangements to purchase, shares or other securities of Spirent outside the US, other than pursuant to such takeover offer, during the period in which such takeover offer would remain open for acceptance. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any information about such purchases or arrangements to purchase shall be disclosed as required in the UK, shall be reported to a Regulatory Information Service and shall be available on the London Stock Exchange website at www.londonstockexchange.com.

In accordance with normal UK practice, VIAVI, Bidco, or their nominees or brokers (acting as agents) may from time to time make certain purchases of, or arrangements to purchase, shares or other securities of Spirent, other than pursuant to the Acquisition, until the date on which the Acquisition and/or scheme becomes effective, lapses or is otherwise withdrawn. If such purchases or arrangements to purchase were to be made, they would occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any information about such purchases or arrangements to purchase will be disclosed as required in the UK, will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com.

The receipt of consideration by a US shareholder or holder of Spirent ADRs pursuant to the scheme will likely be a taxable transaction for US federal income tax purposes. Each Spirent Shareholder and Spirent ADR holder is urged to consult their independent professional advisor immediately regarding the tax consequences of the Acquisition applicable to them, including under applicable US state and local, as well as overseas and other, tax laws.

Financial information relating to Spirent included in this press release and the scheme document (or, if applicable, the offer document) has been or shall have been prepared in accordance with accounting standards applicable in the UK and may not be comparable to financial information of US companies or companies whose financial statements are prepared in accordance with generally accepted accounting principles in the US.

Bidco and Spirent are organized under the laws of England and Wales. Some or all of the officers and directors of Bidco and Spirent, respectively, are residents of countries other than the US. In addition, most of the assets of Bidco and Spirent are located outside the US. As a result, it may be difficult for US shareholders of Spirent and Spirent ADR Holders to effect service of process within the US upon Bidco or Spirent or their respective officers or directors or to enforce against them a judgment of a US court predicated upon the federal or state securities laws of the US.

Forward-Looking Statements

This press release (including information incorporated by reference in this press release), oral statements made regarding the Acquisition, and other information published by Spirent, any member of the Spirent Group, VIAVI, Bidco, or any member of the VIAVI Group, contain statements which are, or may be deemed to be, “forward-looking statements”. Such forward-looking statements are prospective in nature and are not based on historical facts, but rather on current expectations and on numerous assumptions regarding the business strategies and the environment in which Spirent, any member of the Spirent Group, VIAVI, Bidco, any member of the VIAVI Group, or any member of the combined group shall operate in the future and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements.

The forward-looking statements contained in this press release may relate to Spirent, any member of the Spirent Group, VIAVI, Bidco, any member of the VIAVI Group, or any member of the combined group’s future prospects, developments and business strategies, the expected timing and scope of the Acquisition and other statements other than historical facts. In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes”, “estimates”, “will look to”, “would look to”, “plans”, “prepares”, “anticipates”, “expects”, “is expected to”, “is subject to”, “budget”, “scheduled”, “forecasts”, “synergy”, “strategy”, “goal”, “cost-saving”, “projects” “intends”, “assumes”, “may”, “will”, “shall” or “should” or their negatives or other variations or comparable terminology. Forward- looking statements may include statements relating to the following: (i) future capital expenditures, expenses, revenues, earnings, synergies, economic performance, indebtedness, financial condition, dividend policy, losses and future prospects; (ii) business and management strategies and the expansion and growth of Spirent, any member of the Spirent Group, VIAVI, Bidco, any member of the VIAVI Group, or any member of the combined group’s operations and potential synergies resulting from the Acquisition; and (iii) the effects of global economic conditions and governmental regulation on Spirent, any member of the Spirent Group, VIAVI, Bidco, any member of the VIAVI Group, or any member of the combined group’s business.

By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that shall occur in the future. These events and circumstances include changes in the global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax rates and future business combinations or disposals. If any one or more of these risks or uncertainties materialize or if any one or more of the assumptions prove incorrect, actual results may differ materially from those expected, estimated or projected. Such forward-looking statements should, therefore, be construed in light of such factors.

None of Spirent, any member of the Spirent Group, VIAVI, Bidco, nor any member of the VIAVI Group, nor any member of the combined group, nor any of their respective associates or directors, officers or advisors, provides any representation, assurance or guarantee that the occurrence of the events expressed or implied in any forward-looking statements in this press release shall actually occur. Given these risks and uncertainties, potential investors should not place any reliance on forward-looking statements.

Specifically, statements of estimated cost savings and synergies relate to future actions and circumstances which, by their nature, involve risks, uncertainties, and contingencies. As a result, the cost savings and synergies referred to may not be achieved, may be achieved later or sooner than estimated, or those achieved could be materially different from those estimated. Due to the scale of the combined group, there may be additional changes to the combined group’s operations. As a result, and given the fact that the changes relate to the future, the resulting cost synergies may be materially greater or less than those estimated.

The forward-looking statements speak only at the date of this press release. All subsequent oral or written forward-looking statements attributable to Spirent, any member of the Spirent Group, VIAVI, Bidco, or any member of the VIAVI Group, or any member of the combined group, or any of their respective associates, directors, officers, employees, or advisors, are expressly qualified in their entirety by the cautionary statement above.

Spirent, any member of the Spirent Group, VIAVI, Bidco, any member of the VIAVI Group and any member of the combined group expressly disclaim any obligation to update such statements other than as required by law or by the rules of any competent regulatory authority, whether as a result of new information, future events, or otherwise.

No Profit Forecasts or Estimates

No statement in this press release is intended as a profit forecast or estimate for any period and no statement in this press release should be interpreted to mean that earnings or earnings per share for VIAVI or Spirent, as appropriate, for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per share for VIAVI or Spirent, as appropriate.

Disclosure Requirements of the Takeover Code

Under Rule 8.3(a) of the Takeover Code, any person who is interested in 1 per cent. or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the press release in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th business day following the press release in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Takeover Code, any person who is, or becomes, interested in 1 per cent. or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of
(i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, then they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made, can be found in the Disclosure Table on the Panel’s website at http://www.thetakeoverpanel.org.uk/, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. If you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure, then you should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129.

 Rounding

Certain figures included in this press release have been subjected to rounding adjustments. Accordingly, figures shown for the same category presented in different tables may vary slightly and figures shown as totals in certain tables may not be an arithmetic aggregation of the figures that precede them.

Contacts

VIAVI Solutions

Prosek Partners (Public Relations Advisor to VIAVI Solutions and VIAVI Solutions Acquisitions Limited) Philip Walters, Prosek Partners (UK)
+44 (0) 7773331589

Andrew Merrill, Prosek Partners (US)
+1 917 622 1252

pro-viavi@prosek.com

Spirent Communications

Dentons Global Advisors (Public Relations Advisor to Spirent Communications)
James Melville-Ross
Humza Vanderman
Leah Dudley

+44 2070387419
spirent@dentonsglobaladvisors.com